Exhibit 10.2

THIRD LEASE AMENDMENT AND TERMINATION AGREEMENT

Between

BENAROYA CAPITAL COMPANY, LLC

and

ICOS CORPORATION

This Third Lease Amendment and Termination Agreement dated August 11, 2005 is attached to and made part of that certain Lease dated May 20th, 1997, as amended by that First Lease Amendment dated February 18, 1998 and by that certain Second Lease Amendment dated August 13, 2001 (collectively the “Lease”) between Benaroya Capital Company, LLC., a Washington limited liability company, as Lessor (“Lessor”) and ICOS Corporation., a Delaware corporation, as Lessee (“Lessee”) in the Building known as Canyon Park – 4, at 2222 220th Street SE in Bothell, Washington (the “Premises”). The Premises are more particularly described in the Lease.

The terms used herein shall have the same definitions as set forth in the Lease.

RECITALS

•	In addition to the above referenced “Lease”, the parties have also entered into a lease covering space adjacent to the Premises. That adjacent space lease was dated September 6, 2000, which Lease is hereafter referred to as the “Adjacent Lease”.

•	Together the Lease and the Adjacent Lease cover the entire Building

•	Both the Lease and the Adjacent Lease are scheduled to terminate on March 31, 2006

•	The parties desire to merge the provisions of the leases resulting in one lease covering the entire Building.

•	Contemporaneously with the execution of this Third Lease Amendment the parties will execute a First Lease Amendment to the Adjacent Lease expanding the Premises thereunder to incorporate the Premises under this Lease and also extending its term.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Third Lease Amendment and Termination Agreement the Lease, Lessor and Lessee agree as follows:

ICOS/Amend. #3

August 11, 2005, Page 2

Upon the complete and mutual execution of the First Lease Amendment to the Adjacent Lease and this Third Lease Amendment and Termination Agreement, this Lease will be considered terminated and of no further force or effect.

LESSOR:		LESSEE:
BENAROYA CAPITAL COMPANY, LLC.		ICOS CORPORATION

/s/ LARRY R. BENAROYA		/s/ PAUL N. CLARK
By:	Larry R. Benaroya	By:	Paul N. Clark
Its:	Manager	Its:	Chairman, Chief Executive Officer and President

ICOS/Amend. #3

August 11, 2005, Page 3

STATE OF WASHINGTON	]
] ss.
COUNTY OF KING	]

I certify that I know or have satisfactory evidence that Larry R. Benaroya is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the Manager of Benaroya Capital Company, LLC, a Washington limited liability company who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

[Notary Seal]	/s/ DEBBIE B. JONES
Notary Public in and for the
State of Washington
residing at Shoreline
Commission expires 12.9.07
Print Name Debbie B. Jones

STATE OF WASHINGTON	]
] ss.
COUNTY OF KING	]

I certify that I know or have satisfactory evidence that Paul N. Clark is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he/she is the Chairman, CEO & Pres., of ICOS Corporation, a Delaware corporation, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

[Notary Seal]	/s/ LOVENA LAYCOCK
Notary Public in and for the
State of Washington
residing at Snohomish County
Commission expires 10.9.05
Print Name Lovena Laycock